EXECUTION VERSION

SIXTH AMENDMENT TO
MASTER REPURCHASE AGREEMENT
(Wachovia Transaction with the NorthStar Entities)

THIS SIXTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of November 6, 2006 (this “Amendment No. 6”), is entered into by and among NRFC WA HOLDINGS, LLC, as a seller (together with its successors and permitted assigns, “NRFC”), NRFC WA HOLDINGS II, LLC, as a seller (together with its successors and permitted assigns, “NRFC II”), NRFC WA HOLDINGS III, LLC, as a seller (together with its successors and permitted assigns, “NRFC III”), NRFC WA HOLDINGS IV, LLC, as a seller (together with its successors and permitted assigns, “NRFC IV”), NRFC WA HOLDINGS V, LLC, as a seller (together with its successors and permitted assigns, “NRFC V”), NRFC WA HOLDINGS VI, LLC, as a seller (together with its successors and permitted assigns, “NRFC VI”), NRFC WA HOLDINGS VII, LLC, as a seller (together with its successors and permitted assigns, “NRFC VII”), NRFC WA HOLDINGS VIII, LLC, as a seller (together with its successors and permitted assigns, “NRFC VIII” and, together with NRFC, NRFC II, NRFC III, NRFC IV, NRFC V, NRFC VI and NRFC VII, the “Sellers”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the buyer (in such capacity, together with its successors and assigns, the “Buyer”), NORTHSTAR REALTY FINANCE CORP. (together with its successors and permitted assigns, “NorthStar”), as a guarantor, and NORTHSTAR REALTY FINANCE L.P., as a guarantor (together with its successors and permitted assigns, the “Operating Partnership” and together with NorthStar, the “Guarantors”), NRFC SUB-REIT CORP., as the pledgor (together with its successors and permitted assigns, the “Pledgor”), WELLS FARGO BANK, NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Minnesota, N.A.), as the custodian (in such capacity, together with its successors and permitted assigns, the “Custodian”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as the swap counterparty (in such capacity, together with its successors and assigns, the “Swap Counterparty”) and as the bank under the Account Agreement and the Securities Account Control Agreement (in such capacity, together with its successors and assigns, the “Bank”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, the Sellers, the Guarantors and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of August 24, 2005 (“Amendment No. 1”), that certain Second Amendment to Master Repurchase Agreement, dated as of September 20, 2005 (“Amendment No. 2”), that certain Third Amendment to Master Repurchase Agreement, dated as of September 30, 2005 (“Amendment No. 3”), that certain Omnibus Amendment to Repurchase Documents and Joinder, dated as of October 21, 2005 (“Omnibus Amendment”), that certain Fourth Amendment to Master Repurchase Agreement, dated as of October 28, 2005 (“Amendment No. 4”), that certain Fifth Amendment to Master Repurchase Agreement, dated as of February 28, 2006 (“Amendment No. 5”) and that certain Second Omnibus Amendment to Repurchase Documents, dated as of June 6, 2006 (“Second Omnibus Amendment”) (as such Master Repurchase Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to Amendment No. 1, Amendment No. 2, Amendment No. 3, the Omnibus Amendment, Amendment No. 4, Amendment No. 5, the Second Omnibus Amendment and this Amendment No. 6, the “Repurchase Agreement”);

WHEREAS, the Sellers and the Guarantors desire to make certain modifications to the Repurchase Documents;

WHEREAS, the Buyer is willing to modify the Repurchase Documents as requested by the Sellers and the Guarantors on the terms and conditions specified herein; and

WHEREAS, the Custodian, the Swap Counterparty, the Pledgor and the Bank are parties to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 6 and desire to evidence their agreement to the amendments and modifications set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendments to Repurchase Agreement.

(a) The following definitions in Section 1(a) of Annex I to the Repurchase Agreement are hereby amended and restated in their entirety as follows:

(1) “CDO Securitization Transaction: A CDO securitization transaction involving some or all of the Purchased Assets engaged in by N-Star REL CDO VIII.”

(2) “Maximum Amount: Means $200,000,000, provided that, during the Temporary Increase Period, upon the written request of the Sellers, the Buyer may, in its discretion (and in all cases subject to the Buyer obtaining internal credit approval), increase the Maximum Amount one (1) or more times to an aggregate amount not to exceed $750,000,000, which increase(s) shall be set forth in writing and acknowledged by the Sellers and the Guarantors; provided, however, after the Temporary Increase Period, (i) in the event Purchased Assets are repurchased and sold into the CDO Securitization Transaction on or prior to the Temporary Increase Expiration Date and the Sellers repay the Temporary Increase Indebtedness plus all accrued and unpaid Price Differential thereon and all related Breakage Costs on or before the Temporary Increase Expiration Date, the Maximum Amount shall be $200,000,000 and (ii) in the event the Sellers do not satisfy clause (i) of this definition, the Maximum Amount shall equal the lesser of (A) the sum of $200,000,000 and the highest Temporary Increase Amount and (B) $500,000,000; provided, further, however, on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all Transactions.”

(3) “Temporary Increase Amount: An amount determined by the Buyer in its discretion, but in any event, not greater than $550,000,000.”

(b) Clause (iv) of Section 24 of Annex I to the Repurchase Agreement is amended and restated as follows:

“(iv) the Maximum Amount shall thereafter equal the lesser of (A) the sum of $200,000,000 and the highest Temporary Increase Amount and (B) $500,000,000, in all cases subject to the definition of Maximum Amount,”.

(c) Section 26 of Annex I to the Repurchase Agreement is amended by adding the following provision to the end thereof:

“Notwithstanding anything contained in Section 26 of this Annex I to the contrary, the Buyer shall not apply the Over-Advance Advance Rate to any new Purchased Asset after the aggregate Purchase Price for all outstanding Transactions equals or exceeds $500,000,000 during the Temporary Increase Period.”

Section 2. Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to any Repurchase Document shall be deemed to mean each Repurchase Document as modified by this Amendment No. 6. This Amendment No. 6 shall not constitute a novation of the Repurchase Documents, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 6, as though such terms and conditions were set forth herein.

Section 3. Representations.

Each of the Sellers, each of the Guarantors and the Pledgor represent and warrant, as of the date of this Amendment No. 6, as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

(b) the execution, delivery and performance by it of this Amendment No. 6 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 6;

(d) this Amendment No. 6 has been duly executed and delivered by it;

(e) this Amendment No. 6, as well as each of the Repurchase Documents as modified by this Amendment No. 6, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 6; and

(g) each of the Repurchase Documents is in full force and effect and no Seller, no Guarantor or the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, legal or equitable, available to any Seller, any Guarantor, the Pledgor or any other Person with respect to this Amendment No. 6, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Sellers and the Guarantors to repay the Obligations and other amounts due under the Repurchase Documents.

Section 4. Conditions Precedent.

The effectiveness of this Amendment No. 6 is subject to the following conditions precedent: (i) delivery to the Buyer of this Amendment No. 6 duly executed by each of the parties hereto and consented to by the Swap Counterparty and the Custodian; (ii) delivery to the Buyer of a Compliance Certificate executed by the Sellers and the Guarantors acceptable to the Buyer in its discretion; (iii) delivery by the Sellers and the Guarantors to the Buyer of a certification of Purchased Assets intended to be repurchased and sold into the up-coming CDO Securitization Transaction; (iv) the payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (v) such other documents, agreements or certifications as the Buyer may reasonably require.

Section 5. Miscellaneous.

(a) This Amendment No. 6 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment No. 6 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment No. 6 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d) The interpretive provisions of Section 1(b) of Annex I of the Repurchase Agreement are incorporated herein mutatis mutandis.

(e) This Amendment No. 6 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(f) THIS AMENDMENT NO. 6 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 6 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLERS:
NRFC WA HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Daniel Gilbert
Name: Daniel Gilbert
Title: Executive Vice President

Address for Notices:

NRFC WA Holdings, LLC
c/o NorthStar Realty Finance Corp.
527 Madison Avenue
New York, New York 10022

Attention:	Andy Richardson Richard McCready Daniel R. Gilbert
Facsimile No.:	(212) 208-2651 (212) 319-4558
Confirmation No.:	(212) 319-2618 (212) 319-2623 (212) 319-3679

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

S-1

THE BUYER:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By: /s/ Joseph F. Cannon
Name:  Joseph F. Cannon
Title: Vice President

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28288

	Attention:	Joseph F. Cannon, Vice President
	Facsimile No.:	(704) 715-0066
	Confirmation No.:	(704) 383-2324

[ADDITIONAL SIGNATURE PAGES INTENTIONALLY OMITTED]

S-2